Exhibit 10.1

 AMENDMENT TO CREDIT AGREEMENT

THIS Amendment TO CREDIT AGREEMENT (this “Amendment”) is executed and delivered as of September 3, 2014 by and among PMC-SIERRA, INC., a Delaware corporation (“PMC” or the “Company”), PMC-SIERRA US, INC., a Delaware corporation (“PMC US”, and together with PMC, the “Borrowers” and, each a “Borrower”), Wintegra, Inc., a Delaware corporation (the “Subsidiary Guarantor”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement described below, and certain of the lenders party to the Credit Agreement.  All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are party to that certain Credit Agreement, dated as of August 2, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company intends to consummate the September 2014 Transaction (as defined below) concurrently with, or shortly after, the date on which this Amendment becomes effective;

WHEREAS, the Borrowers have requested the Lenders and the Administrative Agent agree to certain Amendments to the Credit Agreement in connection with the consummation of the September 2014 Transaction; and

WHEREAS, the Required Lenders and the Administrative Agent have agreed to such Amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1.    Amendment.   Subject to the satisfaction of the condition set forth in Section 2 below, the Borrower, the Required Lenders and the Administrative Agent hereby agree as follows:

(a)  Section 1.01 of the Credit Agreement is amended by inserting the following terms in correct alphabetical order:

“First Amendment” means the amendment to the Credit Agreement dated as of September 3, 2014.

“September 2014 Transaction” means that certain acquisition of a software license (and related assets) on terms and conditions disclosed by the Borrower to the Lenders prior to the date of the First Amendment.

“September 2014 Transaction Financing” means the seller financing provided to the Borrower (or one of its Subsidiaries) in connection with the September 2014 Transaction, on the terms and conditions of such seller financing as in effect on the closing date of the September 2014 Transaction, as evidenced by the copies of the documents evidencing such seller financing delivered to the Administrative Agent promptly following the closing of the September 2014 Transaction.

(b)  Section 7.02 of the Credit Agreement is amended by:

(i)  Deleting the word “and” at the end of clause (o) thereof and deleting the period at the end of clause (p) thereof and inserting “; and” in lieu of such period; and

(ii) Inserting the following new clause (q) at the end of such Section 7.02:

“(q)    indebtedness consisting of the September 2014 Transaction Financing in an aggregate principal amount of $52,000,000 (as reduced by repayments of principal thereof) outstanding at any time.”

2.    Condition of Effectiveness.  This Amendment shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the condition precedent that the Administrative Agent shall have received executed counterparts of this Amendment duly executed and delivered by each Borrower, the Administrative Agent and the Required Lenders.

3.    Representation and Warranties.  Each Loan Party hereby represents and warrants that (i) this Amendment constitutes its legal, valid and binding obligation and is enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) after giving effect to this Amendment,  all of the representations and warranties of each Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); and (iii)  after giving effect to this Amendment,  no Default has occurred or is continuing.

4.    Effect on the Credit Agreement; Reaffirmation; Expenses.

(a)  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)    Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Agents or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with its original terms.

(c)  Each Loan Party (i) agrees that this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement and each other Loan Document to which it is a party, (ii) confirms, ratifies and reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, and (iii) agrees that the Credit Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

(d)    This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement. The Borrowers agree to reimburse the Administrative Agent for all reasonable and documented, out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the Amendment.

5.    GOVERNING LAW.  This Amendment shall be construed in accordance with and governed by the lawS of the State of New York. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Section 10.14,  Section 10.15 and Section 10.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

6.    Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Counterparts.  This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PMC-SIERRA, INC.

By: /s/ Steven J. Geiser
Name: Steven J. Geiser
Title: V.P. Finance, CFO

PMC-SIERRA US, INC.

By: /s/ Raed Elmurib
Name: Raed Elmurib
Title: Director and CFO

WINTEGRA, INC.

By: /s/ Alinka Flaminia
Name: Alinka Flaminia
Title: Director & Secretary

[Signature Pages Continue]

Signature Page to
Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Patrick Martin
Name: Patrick Martin
Title: Managing Director

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Patrick Martin
Name: Patrick Martin
Title: Managing Director

Silicon Valley Bank, as a Lender

By: /s/ Mark Harris
Name: Mark Harris
Title: Managing Director

MUFG Union Bank N.A., as a Lender

By: /s/ Raed Alfayoumi
Name: Raed Alfayoumi
Title: Director

Bank of the West, as a Lender

By: /s/ Helen Huang
Name: Helen Huang
Title: Vice President

Signature Page to
Amendment to Credit Agreement